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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report: September 29, 2004
                        (Date of earliest event reported)

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                             CGI HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)

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            Nevada                      33-19980-D               87-0450450
(State or other jurisdiction of        (Commission             (IRS Employer
        incorporation)                   File No.)           Identification No.)

                             100 North Waukegan Road
                                    Suite 100
                           Lake Bluff, Illinois 60044
                    (Address of Principal Executive Offices)

                                 (847) 615-2890
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01         CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On September 29, 2004, CGI Holding Corporation (the "Company") engaged Blackman Kallick Bartelstein LLP ("BK") to serve as it independent auditor. BK, the 10th largest accounting and consulting firm in the Chicago metropolitan area, replaces Poulos & Bayer as the Company's independent certified public accountants.

         Founded in 1962, BK's more than 200 employees serve publicly traded and closely held companies conducting business in local, regional and national markets, as well as, those with multi-national operations, alliances and customers.

         Neither the Company nor anyone on its behalf has consulted BK regarding
(i) either: the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; as such, no written or oral advice was provided, and none was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was a subject of a disagreement or event with Poulos & Bayer (as there were none).

         The Company provided BK with a copy of this disclosure on September 29, 2004, providing BK with the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company's expression of its views, or the respect in which BK does not agree with the statements contained herein. BK agrees with the statements provided herein and therefore is not providing a letter.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 29, 2004

                                         CGI HOLDING CORPORATION.


                                         By: /s/ Gerard M. Jacobs
                                             ---------------------------------
                                         Name:   Gerard M. Jacobs
                                         Title:  President and Chief Executive
                                                 Officer